U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 16, 1997

                           NEOMEDIA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     FLORIDA                          0-21743                   36-3680347
---------------                     ------------             ------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)

2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA        33901
--------------------------------------------------      ----------
     (Address of principal executive offices)           (Zip Code)

ITEM 5.    OTHER EVENTS.

         On September 16, 1997, NeoMedia Technologies, Inc. ("NeoMedia") accelerated to September 16, 1997 from November 25, 1997 the date which Charles
W. Fritz, President and Chief Executive Officer of NeoMedia, could exercise his 260,000 warrants to purchase shares of common stock in NeoMedia. The exercise price is $8.85 per share of common stock and is exercisable until November 25, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEOMEDIA TECHNOLOGIES, INC.
                                                 (Registrant)



Date:    SEPTEMBER 19, 1997           By: /s/ CHARLES T. JENSEN
                                         ---------------------------
                                      Charles T. Jensen, Vice President, Chief
                                      Financial Officer, Treasurer and Director


                                        3